Exhibit 99.1

Shore Bancshares Reports Third Quarter and Nine-Month Results

EASTON, Md., Oct. 19, 2017 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ: SHBI) reported net income of $3.412 million or $0.27 per diluted common share for the third quarter of 2017, compared to net income of $2.352 million or $0.19 per diluted common share for the second quarter of 2017, and net income of $2.411 million or $0.19 per diluted common share for the third quarter of 2016. The Company reported net income of $8.6 million or $0.68 per diluted common share for the first nine months of 2017, compared to net income of $7.1 million or $0.56 per diluted common share for the first nine months of 2016.

When comparing the third quarter of 2017 to the second quarter of 2017, the primary reasons for the improved results were increases in net interest income of $1.4 million, noninterest income of $246 thousand and a reduction in provision for credit losses of $629 thousand. These improvements to income were partially offset by an increase in noninterest expenses of $521 thousand. The increases in both net interest income and noninterest expenses were mainly attributed to a full quarter of operating the three branches acquired from Northwest Bank during the second quarter of 2017. When comparing the third quarter of 2017 to the third quarter of 2016, improved results were due to increases in net interest income of $2.7 million, noninterest income of $418 thousand and a reduction in provision for credit losses of $260 thousand, respectively, offset by an increase in noninterest expenses of $1.5 million. When comparing the first nine months of 2017 to the first nine months of 2016, improved earnings were due to increases in net interest income of $4.9 million and noninterest income of $822 thousand. Noninterest expenses increased $2.6 million, of which $977 thousand related to merger and acquisition costs from the branch purchase.

"We are pleased to report improved earnings for the quarter, which reflected the accretion to earnings from the branch acquisition in the second quarter," said Lloyd L. "Scott" Beatty, Jr., President and Chief Executive Officer. "During the quarter we opened a new branch in Onley, Virginia providing the opportunity to increase loans and deposits while expanding our market presence."

Balance Sheet Review
Total assets were $1.376 billion at September 30, 2017, a $215.9 million, or 18.6%, increase when compared to $1.160 billion at the end of 2016. The primary reason for the increase was the acquisition of three branches in the second quarter of 2017 which consisted of assets which had a balance of $200.3 million at September 30, 2017. Absent the branch acquisition, total assets have increased $15.6 million since December 31, 2016 which include increases in both gross loans of $59.2 million and investment securities of $49.6 million. These increases were funded by a decrease in interest-bearing deposits with other banks of $96.2 million.

Total deposits at September 30, 2017 increased $208.7 million, or 20.9%, when compared to December 31, 2016. The increase was the direct result of the deposits acquired in the recent branch purchase which had a balance of $199.9 million at September 30, 2017. Excluding the acquisition, deposits increased $8.8 million, the result of increases in noninterest bearing deposits of $50.6 million and checking deposits of $21.6 million, which were partially offset by decreases in money market and savings deposits of $22.6 million and time deposits of $40.8 million.

Total stockholders' equity increased $8.3 million, or 5.4%, when compared to the end of 2016. At September 30, 2017, the ratio of total equity to total assets was 11.82% and the ratio of total tangible equity to total tangible assets was 9.67%, lower than the 13.30% and 12.32%, respectively, at December 31, 2016 primarily due to the branch acquisition which significantly increased both tangible and intangible assets.

Review of Quarterly Financial Results
Net interest income was $12.3 million for the third quarter of 2017, compared to $10.9 million for the second quarter of 2017 and $9.7 million for the third quarter of 2016. The increase in net interest income when compared to the second quarter of 2017 and the third quarter of 2016 was primarily due a full quarter of earnings from the loans acquired from the branch purchase in the second quarter of 2017. Total interest income on loans increased $1.3 million, or 12.7% during the third quarter of 2017, which was the direct result of the loans acquired from the branch purchase which carried higher yields than the Company's legacy portfolio, resulting in an increase in yields on average loans of 12 basis points ("bps"). In addition, the yields on total earning assets increased 6bps, while interest-bearing liabilities decreased 1bp, due to utilizing cash received from the purchase to reduce short-term borrowings. These positive variances resulted in a net interest margin of 3.79% for the third quarter of 2017, compared to 3.73% for the second quarter of 2017. The net interest margin improved for the third quarter of 2017 compared to the third quarter of 2016, primarily due to an increase in average loans of $197.6 million and investment securities of $28.2 million, coupled with lower rates paid on interest-bearing deposits and improved credit quality.

The provision for credit losses was $345 thousand for the three months ended September 30, 2017. The comparable amounts were $974 thousand and $605 thousand for the three months ended June 30, 2017 and September 30, 2016, respectively. The decreased level of provision for credit losses when comparing the third quarter of 2017 to the second quarter of 2017 was due to a partial charge-off of a negotiated restructured commercial loan in the second quarter of 2017. The decreased level of provision for credit losses when comparing the third quarter of 2016 was due to lower charge-offs and improved credit quality. Net charge-offs were $182 thousand for the third quarter of 2017, $769 thousand for the second quarter of 2017 and $349 thousand for the third quarter of 2016. The ratio of annualized net charge-offs to average loans was 0.07% for the third quarter of 2017, 0.32% for the second quarter of 2017 and 0.17% for the third quarter of 2016. The ratio of the allowance for credit losses to period-end loans was 0.89% at September 30, 2017, 0.88% at June 30, 2017 and 1.00% at September 30, 2016. The decrease at September 30, 2017 and June 30, 2017 relative to September 30, 2016 primarily reflects the performing loans acquired in the recent branch acquisition.

At September 30, 2017, nonperforming assets were $8.1 million, a decrease of $1.7 million, or 17.1%, when compared to June 30, 2017. Nonaccrual loans declined $868 thousand, or 12.1% which was due to two loans transitioning from nonaccrual troubled debt restructurings ("TDRs") to accruing TDRs which reflected an increase of $1.4 million, or 11.3% compared to June 30, 2017. When comparing September 30, 2017 to September 30, 2016, nonperforming assets decreased $5.6 million, or 41.1%, and accruing TDRs increased $220 thousand, or 1.7%. The positive trend in nonperforming assets when comparing September 30, 2017 to September 30, 2016 resulted from the Company's continued workout efforts. The ratio of nonperforming assets to total assets was 0.59%, 0.72% and 1.19% at September 30, 2017, June 30, 2017 and September 30, 2016, respectively. In addition, the ratio of accruing TDRs to total assets at September 30, 2017 was 0.98%, compared to 0.89% at June 30, 2017 and 1.15% at September 30, 2016.

Total noninterest income for the third quarter of 2017 increased $246 thousand, or 5.9%, when compared to the second quarter of 2017 and increased $418 thousand, or 10.4%, when compared to the third quarter of 2016. The increase from the second quarter of 2017 was primarily due to service charges on deposit accounts for a full quarter on the deposits acquired in the branch purchase, higher insurance agency commissions and an increase on an insurance agency investment included in other noninterest income. The increase from the third quarter of 2016 was due to higher service charges and fees on deposit accounts, higher trust and investment income, higher insurance agency commissions and a positive result on an insurance agency investment, partially offset by higher recognized gains on investment securities in the third quarter of 2016.

Total noninterest expense for the third quarter of 2017 increased $521 thousand, or 5.1%, when compared to the second quarter of 2017 and increased $1.5 million, or 16.3%, when compared to the third quarter of 2016. The increase in noninterest expenses from the second quarter of 2017 was primarily due to a full quarter of operating three additional branches acquired in the second quarter of 2017. The branch purchase resulted in increases in salary and wages, employee benefits, and FDIC insurance premium expense, which were partially offset by lower legal and professional fees which also related to the acquisition. The increases in noninterest expenses for the third quarter of 2017 compared to the third quarter of 2016 were primarily due to operating three additional branches, acquisition costs and increases in employee benefits due to the higher insurance premiums paid for group insurance and higher salaries and wages due to pay increases implemented in the first quarter of 2017.

Review of Nine-Month Financial Results
Net interest income for the first nine months of 2017 was $33.2 million, an increase of $4.9 million, or 17.2% when compared to the first nine months of 2016. The increase was primarily due an increase in average loans of approximately $144.9 million and a decline in rates paid on interest-bearing deposits of 6bps. The increase in volume on loans was the direct result of loans acquired from the branch purchase in the second quarter of 2017 and the organic growth of loans which were funded by lower yielding assets and core deposits acquired from the purchase. These factors resulted in an increase in the yield on total earning assets of 16bps over the first nine months of 2016. This, coupled with higher yields earned on investment securities and two rate increases by the Federal Reserve which impacted interest-bearing deposits with other banks, resulted in a net interest margin of 3.75% for the first nine months of 2017 compared to 3.54% for the first nine months of 2016.

The provisions for credit losses for the nine months ended September 30, 2017 and 2016 were $1.7 million and $1.4 million, respectively, while net charge-offs were $1.2 million and $1.1 million, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 0.16% for the first nine months of 2017 and 0.19% for the first nine months of 2016.

Total noninterest income for the nine months ended September 30, 2017 increased $822 thousand, or 6.5%, when compared to the same period in 2016, primarily due to increases in insurance agency commissions of $185 thousand and other noninterest income of $538 thousand which included higher fees on bank services of $241 thousand and positive earnings from an insurance investment of $274 thousand.

Total noninterest expense for the nine months ended September 30, 2017 increased $2.6 million, or 9.5%, when compared to the same period in 2016. The increase was primarily due to the branch purchase in the second quarter of 2017 which resulted in merger and acquisition costs of $977 thousand and the cost of operating those branches for four months. In addition, higher salaries/wages and employee benefits resulted in increased non-interest expenses which were partially offset by a decrease in FDIC insurance premiums.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank; one retail insurance producer firm, The Avon-Dixon Agency, LLC ("Avon-Dixon"), with two specialty lines, Elliott Wilson Insurance (Trucking) and Jack Martin Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC ("Mubell"). Shore Bancshares Inc. engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2017	2016	Change		2017	2016	Change
Net interest income	$ 12,326	$ 9,658	27.6%		$ 33,159	$ 28,284	17.2%
Provision for credit losses	345	605	(43.0)		1,746	1,430	22.1
Noninterest income	4,425	4,007	10.4		13,411	12,589	6.5
Noninterest expense	10,720	9,217	16.3		30,570	27,921	9.5
Income before income taxes	5,686	3,843	48.0		14,254	11,522	23.7
Income tax expense	2,274	1,432	58.8		5,690	4,379	29.9
Net income	$ 3,412	$ 2,411	41.5		$ 8,564	$ 7,143	19.9

Return on average assets	0.98%	0.83%	15	bp	0.91%	0.84%	7	bp
Return on average equity	8.48	6.23	225		7.23	6.30	93
Return on average tangible equity (1)	10.84	6.86	398		8.36	6.96	140
Net interest margin	3.79	3.54	25		3.75	3.54	21
Efficiency ratio - GAAP	64.00	67.45	(345)		65.64	68.31	(267)
Efficiency ratio - Non-GAAP (1)	63.11	67.00	(389)		64.96	67.90	(294)

PER SHARE DATA
Basic net income per common share	$ 0.27	$ 0.19	42.1%		$ 0.68	$ 0.56	21.4%
Diluted net income per common share	0.27	0.19	42.1		0.68	0.56	21.4
Dividends paid per common share	0.05	0.03	66.7		0.15	0.09	66.7
Book value per common share at period end	12.82	12.23	4.8
Tangible book value per common share at period end (1)	10.24	11.20	(8.6)
Market value at period end	16.65	11.78	41.3
Market range:
High	17.34	12.17	42.5		17.92	12.59	42.3
Low	15.97	11.07	44.3		14.64	10.23	43.1

AVERAGE BALANCE SHEET DATA
Loans	$ 1,034,553	$ 836,955	23.6%		$ 956,694	$ 811,747	17.9%
Investment securities	218,675	190,475	14.8		198,499	203,226	(2.3)
Earning assets	1,295,432	1,092,105	18.6		1,189,699	1,073,157	10.9
Assets	1,377,975	1,152,309	19.6		1,257,152	1,135,102	10.8
Deposits	1,210,894	984,940	22.9		1,089,704	971,161	12.2
Stockholders' equity	159,551	153,985	3.6		158,342	151,438	4.6

CREDIT QUALITY DATA
Net charge-offs	$ 182	$ 349	(47.9)%		$ 1,177	$ 1,132	4.0%

Nonaccrual loans	$ 6,289	$ 11,490	(45.3)
Loans 90 days past due and still accruing	5	64	(92.2)
Other real estate owned	1,809	2,197	(17.7)
Total nonperforming assets	8,103	13,751	(41.1)
Accruing troubled debt restructurings (TDRs)	13,493	13,273	1.7
Total nonperforming assets and accruing TDRs	$ 21,596	$ 27,024	(20.1)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.82%	13.37%	(155)	bp
Period-end tangible equity to tangible assets (1)	9.67	12.39	(272)

Annualized net charge-offs to average loans	0.07	0.17	(10)		0.16%	0.19%	(3)	bp

Allowance for credit losses as a percent of:
Period-end loans	0.89	1.00	(11)
Nonaccrual loans	147.80	74.97	7,283
Nonperforming assets	114.71	62.64	5,207
Accruing TDRs	68.89	64.90	399
Nonperforming assets and accruing TDRs	43.04	31.88	1,116

As a percent of total loans:
Nonaccrual loans	0.60	1.34	(74)
Accruing TDRs	1.29	1.54	(25)
Nonaccrual loans and accruing TDRs	1.89	2.88	(99)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.77	1.59	(82)
Nonperforming assets and accruing TDRs	2.06	3.13	(107)

As a percent of total assets:
Nonaccrual loans	0.46	0.99	(53)
Nonperforming assets	0.59	1.19	(60)
Accruing TDRs	0.98	1.15	(17)
Nonperforming assets and accruing TDRs	1.57	2.34	(77)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

				September 30, 2017	September 30, 2017
	September 30,	December 31,	September 30,	compared to	compared to
	2017	2016	2016	December 31, 2016	September 30, 2016
ASSETS
Cash and due from banks	$ 22,315	$ 14,596	$ 17,896	52.9%	24.7%
Interest-bearing deposits with other banks	21,601	61,342	57,203	(64.8)	(62.2)
Federal funds sold	-	-	26	-	(100.0)
Cash and cash equivalents	43,916	75,938	75,125	(42.2)	(41.5)

Investment securities available for sale (at fair value)	213,390	163,798	174,788	30.3	22.1
Investment securities held to maturity	6,241	6,808	3,809	(8.3)	63.8

Loans	1,047,247	871,525	860,553	20.2	21.7
Less: allowance for credit losses	(9,295)	(8,726)	(8,614)	6.5	7.9
Loans, net	1,037,952	862,799	851,939	20.3	21.8

Premises and equipment, net	23,124	16,558	16,680	39.7	38.6
Goodwill	27,909	11,931	11,931	133.9	133.9
Other intangible assets, net	4,831	1,079	1,112	347.7	334.4
Other real estate owned, net	1,809	2,477	2,197	(27.0)	(17.7)
Other assets	16,955	18,883	20,285	(10.2)	(16.4)

Total assets	$ 1,376,127	$ 1,160,271	$ 1,157,866	18.6	18.9

LIABILITIES
Noninterest-bearing deposits	$ 326,020	$ 261,575	$ 256,559	24.6	27.1
Interest-bearing deposits	880,175	735,914	735,736	19.6	19.6
Total deposits	1,206,195	997,489	992,295	20.9	21.6

Short-term borrowings	1,469	3,203	5,000	(54.1)	(70.6)
Accrued expenses and other liabilities	5,815	5,280	5,736	10.1	1.4
Total liabilities	1,213,479	1,005,972	1,003,031	20.6	21.0

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	127	127	127	-	-
Additional paid in capital	64,949	64,201	64,129	1.2	1.3
Retained earnings	97,626	90,964	89,102	7.3	9.6
Accumulated other comprehensive income (loss)	(54)	(993)	1,477	94.6	(103.7)
Total stockholders' equity	162,648	154,299	154,835	5.4	5.0

Total liabilities and stockholders' equity	$ 1,376,127	$ 1,160,271	$ 1,157,866	18.6	18.9

Period-end common shares outstanding	12,687	12,665	12,663	0.2	0.2
Book value per common share	$ 12.82	$ 12.18	$ 12.23	5.3	4.8

Shore Bancshares, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2017	2016	% Change	2017	2016	% Change
INTEREST INCOME
Interest and fees on loans	$ 11,771	$ 9,398	25.3%	$ 31,762	$ 27,476	15.6%
Interest and dividends on investment securities:
Taxable	1,035	754	37.3	2,799	2,448	14.3
Tax-exempt	-	2	(100.0)	3	6	(50.0)
Interest on federal funds sold	-	1	(100.0)	-	6	(100.0)
Interest on deposits with other banks	131	81	61.7	269	211	27.5
Total interest income	12,937	10,236	26.4	34,833	30,147	15.5

INTEREST EXPENSE
Interest on deposits	607	574	5.7	1,656	1,852	(10.6)
Interest on short-term borrowings	4	4	-	18	11	63.6
Total interest expense	611	578	5.7	1,674	1,863	(10.1)

NET INTEREST INCOME	12,326	9,658	27.6	33,159	28,284	17.2
Provision for credit losses	345	605	(43.0)	1,746	1,430	22.1

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	11,981	9,053	32.3	31,413	26,854	17.0

NONINTEREST INCOME
Service charges on deposit accounts	945	899	5.1	2,657	2,582	2.9
Trust and investment fee income	389	358	8.7	1,122	1,073	4.6
Gains on sales of investment securities	5	30	(83.3)	5	30	(83.3)
Insurance agency commissions	2,088	2,054	1.7	6,939	6,754	2.7
Other noninterest income	998	666	49.8	2,688	2,150	25.0
Total noninterest income	4,425	4,007	10.4	13,411	12,589	6.5

NONINTEREST EXPENSE
Salaries and wages	5,203	4,346	19.7	14,508	13,245	9.5
Employee benefits	1,197	1,009	18.6	3,564	3,087	15.5
Occupancy expense	696	643	8.2	1,950	1,839	6.0
Furniture and equipment expense	286	245	16.7	803	728	10.3
Data processing	922	976	(5.5)	2,809	2,639	6.4
Directors' fees	99	120	(17.5)	281	355	(20.8)
Amortization of intangible assets	115	33	248.5	203	99	105.1
FDIC insurance premium expense	189	104	81.7	398	654	(39.1)
Other real estate owned expenses, net	136	2	6,700.0	299	75	298.7
Legal and professional fees	493	440	12.0	1,855	1,434	29.4
Other noninterest expenses	1,384	1,299	6.5	3,900	3,766	3.6
Total noninterest expense	10,720	9,217	16.3	30,570	27,921	9.5

Income before income taxes	5,686	3,843	48.0	14,254	11,522	23.7
Income tax expense	2,274	1,432	58.8	5,690	4,379	29.9

NET INCOME	$ 3,412	$ 2,411	41.5	$ 8,564	$ 7,143	19.9

Weighted average shares outstanding - basic	12,687	12,661	0.2	12,679	12,648	0.2
Weighted average shares outstanding - diluted	12,718	12,676	0.3	12,736	12,663	0.6

Basic net income per common share	$ 0.27	$ 0.19	42.1	$ 0.68	$ 0.56	21.4
Diluted net income per common share	0.27	0.19	42.1	0.68	0.56	21.4
Dividends paid per common share	0.05	0.03	66.7	0.15	0.09	66.7

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2017		2016		2017		2016
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$ 1,034,553	4.54%	$ 836,955	4.50%	$ 956,694	4.46%	$ 811,747	4.54%
Investment securities (1)
Taxable	218,675	1.89	190,265	1.59	198,383	1.88	203,016	1.61
Tax-exempt	-	-	210	5.30	116	5.41	210	5.30
Federal funds sold	-	-	511	0.37	-	-	2,347	0.34
Interest-bearing deposits	42,204	1.23	64,164	0.50	34,506	1.04	55,837	0.50
Total earning assets	1,295,432	3.98%	1,092,105	3.75%	1,189,699	3.93%	1,073,157	3.77%
Cash and due from banks	16,232		15,678		14,988		15,554
Other assets	75,611		52,836		61,537		54,850
Allowance for credit losses	(9,300)		(8,310)		(9,072)		(8,459)
Total assets	$ 1,377,975		$ 1,152,309		$ 1,257,152		$ 1,135,102

Interest-bearing liabilities
Demand deposits	$ 224,180	0.23%	$ 199,116	0.12%	$ 206,033	0.18%	$ 192,803	0.12%
Money market and savings deposits	378,711	0.12	268,183	0.13	325,660	0.12	262,818	0.13
Certificates of deposit $100,000 or more	123,538	0.50	125,265	0.61	121,508	0.51	129,060	0.67
Other time deposits	164,459	0.50	147,780	0.64	151,179	0.54	151,032	0.68
Interest-bearing deposits	890,888	0.27	740,344	0.31	804,380	0.28	735,713	0.34
Short-term borrowings	2,274	0.62	7,075	0.25	3,997	0.59	6,372	0.24
Total interest-bearing liabilities	893,162	0.27%	747,419	0.31%	808,377	0.28%	742,085	0.34%
Noninterest-bearing deposits	320,006		244,596		285,324		235,448
Accrued expenses and other liabilities	5,256		6,309		5,109		6,131
Stockholders' equity	159,551		153,985		158,342		151,438
Total liabilities and stockholders' equity	$ 1,377,975		$ 1,152,309		$ 1,257,152		$ 1,135,102

Net interest spread		3.71%		3.44%		3.65%		3.43%
Net interest margin		3.79%		3.54%		3.75%		3.54%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 35.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs, and all are included in the yield calculations.

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	3rd quarter	2nd quarter	1st quarter	4th quarter	3rd quarter	3Q 17		3Q 17
	2017	2017	2017	2016	2016	compared to		compared to
	(3Q 17)	(2Q 17)	(1Q 17)	(4Q 16)	(3Q 16)	2Q 17		3Q 16
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 12,384	$ 10,961	$ 9,994	$ 10,029	$ 9,730	13.0%		27.3%
Less: Taxable-equivalent adjustment	58	61	61	64	72	(4.9)		(19.4)
Net interest income	12,326	10,900	9,933	9,965	9,658	13.1		27.6
Provision for credit losses	345	974	427	418	605	(64.6)		(43.0)
Noninterest income	4,425	4,179	4,807	4,056	4,007	5.9		10.4
Noninterest expense	10,720	10,199	9,651	9,226	9,217	5.1		16.3
Income before income taxes	5,686	3,906	4,662	4,377	3,843	45.6		48.0
Income tax expense	2,274	1,554	1,862	1,882	1,432	46.3		58.8
Net income	$ 3,412	$ 2,352	$ 2,800	$ 2,495	$ 2,411	45.1		41.5

Return on average assets	0.98%	0.76%	0.99%	0.86%	0.83%	22	bp	15	bp
Return on average equity	8.48	5.93	7.27	6.39	6.23	255		225
Return on average tangible equity (1)	10.84	6.55	7.98	7.03	6.86	429		398
Net interest margin	3.79	3.73	3.71	3.63	3.54	6		25
Efficiency ratio - GAAP	64.00	67.64	65.47	65.80	67.45	(364)		(345)
Efficiency ratio - Non-GAAP (1)	63.11	67.00	64.98	65.28	67.00	(389)		(389)

PER SHARE DATA
Basic net income per common share	$ 0.27	$ 0.19	$ 0.22	$ 0.20	$ 0.19	42.1%		42.1%
Diluted net income per common share	0.27	0.19	0.22	0.20	0.19	42.1		42.1
Dividends paid per common share	0.05	0.05	0.05	0.05	0.03	-		66.7
Book value per common share at period end	12.82	12.61	12.44	12.18	12.23	1.7		4.8
Tangible book value per common share at period end (1)	10.24	10.07	11.41	11.16	11.20	1.7		(8.6)
Market value at period end	16.65	16.45	16.71	15.25	11.78	1.2		41.3
Market range:
High	17.34	17.53	17.92	16.90	12.17	(1.1)		42.5
Low	15.97	15.17	14.64	11.49	11.07	5.3		44.3

AVERAGE BALANCE SHEET DATA
Loans	$ 1,034,553	$ 953,049	$ 880,791	$ 866,360	$ 836,955	8.6%		23.6%
Investment securities	218,675	198,302	178,074	175,417	190,475	10.3		14.8
Earning assets	1,295,432	1,178,507	1,092,934	1,100,197	1,092,105	9.9		18.6
Assets	1,377,975	1,242,933	1,148,757	1,159,131	1,152,309	10.9		19.6
Deposits	1,210,894	1,072,758	982,956	993,918	984,940	12.9		22.9
Stockholders' equity	159,551	159,165	156,274	155,367	153,985	0.2		3.6

CREDIT QUALITY DATA
Net charge-offs	$ 182	$ 769	$ 226	$ 306	$ 349	(76.3)%		(47.9)%

Nonaccrual loans	$ 6,289	$ 7,157	$ 8,729	$ 8,972	$ 11,490	(12.1)		(45.3)
Loans 90 days past due and still accruing	5	314	118	20	64	(98.4)		(92.2)
Other real estate owned	1,809	2,302	2,354	2,477	2,197	(21.4)		(17.7)
Total nonperforming assets	$ 8,103	$ 9,773	$ 11,201	$ 11,469	$ 13,751	(17.1)		(41.1)

Accruing troubled debt restructurings (TDRs)	$ 13,493	$ 12,124	$ 12,782	$ 13,001	$ 13,273	11.3		1.7

Total nonperforming assets and accruing TDRs
	$ 21,596	$ 21,897	$ 23,983	$ 24,470	$ 27,024	(1.4)		(20.1)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.82%	11.74%	13.51%	13.30%	13.37%	8	bp	(155)	bp
Period-end tangible equity to tangible assets (1)	9.67	9.60	12.54	12.32	12.39	7		(272)

Annualized net charge-offs to average loans	0.07	0.32	0.10	0.14	0.17	(25)		(10)

Allowance for credit losses as a percent of:
Period-end loans	0.89	0.88	1.00	1.00	1.00	1		(11)
Nonaccrual loans	147.80	127.60	102.27	97.26	74.97	2,020		7,283
Nonperforming assets	114.71	93.44	79.70	76.08	62.64	2,127		5,207
Accruing TDRs	68.89	75.32	69.84	67.12	64.90	(643)		399
Nonperforming assets and accruing TDRs	43.04	41.70	37.22	35.66	31.88	134		1,116

As a percent of total loans:
Nonaccrual loans	0.60	0.69	0.98	1.03	1.34	(9)		(74)
Accruing TDRs	1.29	1.17	1.43	1.49	1.54	12		(25)
Nonaccrual loans and accruing TDRs	1.89	1.86	2.41	2.52	2.88	3		(99)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.77	0.94	1.25	1.31	1.59	(17)		(82)
Nonperforming assets and accruing TDRs	2.06	2.11	2.68	2.80	3.13	(5)		(107)

As a percent of total assets:
Nonaccrual loans	0.46	0.53	0.75	0.77	0.99	(7)		(53)
Nonperforming assets	0.59	0.72	0.96	0.99	1.19	(13)		(60)
Accruing TDRs	0.98	0.89	1.10	1.12	1.15	9		(17)
Nonperforming assets and accruing TDRs	1.57	1.61	2.06	2.11	2.34	(4)		(77)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						3Q 17	3Q 17
						compared to	compared to
	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
INTEREST INCOME
Interest and fees on loans	$ 11,771	$ 10,441	$ 9,550	$ 9,679	$ 9,398	12.7%	25.3%
Interest and dividends on investment securities:
Taxable	1,035	937	827	747	754	10.5	37.3
Tax-exempt	-	1	2	1	2	(100.0)	(100.0)
Interest on federal funds sold	-	-	-	-	1	-	(100.0)
Interest on deposits with other banks	131	70	68	78	81	87.1	61.7
Total interest income	12,937	11,449	10,447	10,505	10,236	13.0	26.4

INTEREST EXPENSE
Interest on deposits	607	538	511	537	574	12.8	5.7
Interest on short-term borrowings	4	11	3	3	4	(63.6)	-
Total interest expense	611	549	514	540	578	11.3	5.7

NET INTEREST INCOME	12,326	10,900	9,933	9,965	9,658	13.1	27.6
Provision for credit losses	345	974	427	418	605	(64.6)	(43.0)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	11,981	9,926	9,506	9,547	9,053	20.7	32.3

NONINTEREST INCOME
Service charges on deposit accounts	945	878	834	883	899	7.6	5.1
Trust and investment fee income	389	372	361	369	358	4.6	8.7
Gains on sales of investment securities	5	-	-	-	30	-	(83.3)
Insurance agency commissions	2,088	2,032	2,819	1,797	2,054	2.8	1.7
Other noninterest income	998	897	793	1,007	666	11.3	49.8
Total noninterest income	4,425	4,179	4,807	4,056	4,007	5.9	10.4

NONINTEREST EXPENSE
Salaries and wages	5,203	4,803	4,502	4,381	4,346	8.3	19.7
Employee benefits	1,197	1,127	1,240	906	1,009	6.2	18.6
Occupancy expense	696	629	625	613	643	10.7	8.2
Furniture and equipment expense	286	284	233	235	245	0.7	16.7
Data processing	922	1,015	872	857	976	(9.2)	(5.5)
Directors' fees	99	102	80	156	120	(2.9)	(17.5)
Amortization of intangible assets	115	55	33	32	33	109.1	248.5
FDIC insurance premium expense	189	45	164	42	104	320.0	81.7
Other real estate owned expenses, net	136	108	55	167	2	25.9	6,700.0
Legal and professional fees	493	702	660	441	440	(29.8)	12.0
Other noninterest expenses	1,384	1,329	1,187	1,396	1,299	4.1	6.5
Total noninterest expense	10,720	10,199	9,651	9,226	9,217	5.1	16.3

Income before income taxes	5,686	3,906	4,662	4,377	3,843	45.6	48.0
Income tax expense	2,274	1,554	1,862	1,882	1,432	46.3	58.8

NET INCOME	$ 3,412	$ 2,352	$ 2,800	$ 2,495	$ 2,411	45.1	41.5

Weighted average shares outstanding - basic	12,687	12,681	12,670	12,665	12,661	0.0	0.2
Weighted average shares outstanding - diluted	12,718	12,732	12,707	12,686	12,676	(0.1)	0.3

Basic net income per common share	$ 0.27	$ 0.19	$ 0.22	$ 0.20	$ 0.19	42.1	42.1
Diluted net income per common share	0.27	0.19	0.22	0.20	0.19	42.1	42.1
Dividends paid per common share	0.05	0.05	0.05	0.05	0.03	-	66.7

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											3Q 17	3Q 17
											compared to	compared to
	3Q 17		2Q 17		1Q 17		4Q 16		3Q 16		2Q 17	3Q 16
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$ 1,034,553	4.54%	$ 953,049	4.42%	$ 880,791	4.43%	$ 866,360	4.47%	$ 836,955	4.50%	8.6%	23.6%
Investment securities (1)
Taxable	218,675	1.89	198,161	1.89	177,864	1.86	175,207	1.70	190,265	1.59	10.4	14.9
Tax-exempt	-	-	141	5.36	210	5.38	210	5.30	210	5.30	(100.0)	(100.0)
Federal funds sold	-	-	-	-	-	-	27	0.38	511	0.37	-	(100.0)
Interest-bearing deposits	42,204	1.23	27,156	1.05	34,069	0.80	58,393	0.54	64,164	0.50	55.4	(34.2)
Total earning assets	1,295,432	3.98%	1,178,507	3.92%	1,092,934	3.90%	1,100,197	3.82%	1,092,105	3.75%	9.9	18.6
Cash and due from banks	16,232		14,798		13,907		16,707		15,678		9.7	3.5
Other assets	75,611		58,692		50,763		51,065		52,836		28.8	43.1
Allowance for credit losses	(9,300)		(9,064)		(8,847)		(8,838)		(8,310)		2.6	11.9
Total assets	$ 1,377,975		$ 1,242,933		$ 1,148,757		$ 1,159,131		$ 1,152,309		10.9	19.6

Interest-bearing liabilities
Demand deposits	$ 224,180	0.23%	$ 198,593	0.16%	$ 195,005	0.14%	$ 197,810	0.12%	$ 199,116	0.12%	12.9	12.6
Money market and savings deposits	378,711	0.12	320,967	0.12	276,175	0.13	272,786	0.13	268,183	0.13	18.0	41.2
Certificates of deposit $100,000 or more	123,538	0.50	121,967	0.51	118,970	0.54	122,725	0.56	125,265	0.61	1.3	(1.4)
Other time deposits	164,459	0.50	150,953	0.55	137,832	0.58	141,641	0.60	147,780	0.64	8.9	11.3
Interest-bearing deposits	890,888	0.27	792,480	0.27	727,982	0.28	734,962	0.29	740,344	0.31	12.4	20.3
Short-term borrowings	2,274	0.62	5,589	0.82	4,150	0.27	3,908	0.25	7,075	0.25	(59.3)	(67.9)
Total interest-bearing liabilities	893,162	0.27%	798,069	0.28%	732,132	0.28%	738,870	0.29%	747,419	0.31%	11.9	19.5
Noninterest-bearing deposits	320,006		280,278		254,974		258,956		244,596		14.2	30.8
Accrued expenses and other liabilities	5,256		5,421		5,377		5,938		6,309		(3.0)	(16.7)
Stockholders' equity	159,551		159,165		156,274		155,367		153,985		0.2	3.6
Total liabilities and stockholders' equity	$ 1,377,975		$ 1,242,933		$ 1,148,757		$ 1,159,131		$ 1,152,309		10.9	19.6

Net interest spread		3.71%		3.64%		3.62%		3.53%		3.44%
Net interest margin		3.79%		3.73%		3.71%		3.63%		3.54%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 35.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs, and all are included in the yield calculations.

Shore Bancshares, Inc.
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)
						YTD	YTD
	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	9/30/2017	9/30/2016

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 3,412	$ 2,352	$ 2,800	$ 2,495	$ 2,411	$ 8,564	$ 7,143
Net income - annualized (A)	$ 13,537	$ 9,434	$ 11,356	$ 9,926	$ 9,592	$ 11,450	$ 9,541

Net income, excluding net amortization of intangible assets	$ 3,482	$ 2,385	$ 2,820	$ 2,514	$ 2,431	$ 8,687	$ 7,203

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 13,814	$ 9,566	$ 11,437	$ 10,001	$ 9,671	$ 11,614	$ 9,622

Average stockholders' equity (C)	$ 159,551	$ 159,165	$ 156,274	$ 155,367	$ 153,985	$ 158,342	$ 151,438
Less: Average goodwill and other intangible assets	(32,097)	(13,173)	(12,997)	(13,030)	(13,063)	(19,493)	(13,096)
Average tangible equity (D)	$ 127,454	$ 145,992	$ 143,277	$ 142,337	$ 140,922	$ 138,849	$ 138,342

Return on average equity (GAAP) (A)/(C)	8.48%	5.47%	7.27%	6.39%	6.23%	7.23%	6.30%
Return on average tangible equity (Non-GAAP) (B)/(D)	10.84%	6.01%	7.98%	7.03%	6.86%	8.36%	6.96%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 10,720	$ 10,199	$ 9,651	$ 9,226	$ 9,217	$ 30,570	$ 27,921
Less: Amortization of intangible assets	(115)	(55)	(33)	(32)	(33)	(203)	(99)
Adjusted noninterest expense (F)	$ 10,605	$ 10,144	$ 9,618	$ 9,194	$ 9,184	$ 30,367	$ 27,822

Net interest income (G)	12,326	10,900	9,933	9,965	9,658	33,159	28,284
Add: Taxable-equivalent adjustment	58	61	61	64	72	180	134
Taxable-equivalent net interest income (H)	$ 12,384	$ 10,961	$ 9,994	$ 10,029	$ 9,730	$ 33,339	$ 28,418
Taxable-equivalent net interest income excluding nonrecurring adjustment (I)	$ 12,384	$ 10,961	$ 9,994	$ 10,029	$ 9,730	$ 33,339	$ 28,418

Noninterest income (J)	$ 4,425	$ 4,179	$ 4,807	$ 4,056	$ 4,007	$ 13,411	$ 12,589
Less: Investment securities (gains)	(5)	-	-	-	(30)	(5)	(30)
Adjusted noninterest income (K)	$ 4,420	$ 4,179	$ 4,807	$ 4,056	$ 3,977	$ 13,406	$ 12,559

Efficiency ratio (GAAP) (E)/(G)+(J)	64.00%	67.64%	65.47%	65.80%	67.45%	65.64%	68.31%
Efficiency ratio (Non-GAAP) (F)/(I)+(K)	63.11%	67.00%	64.98%	65.28%	67.00%	64.96%	67.90%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (L)	$ 162,648	$ 159,940	$ 157,626	$ 154,299	$ 154,835
Less: Goodwill and other intangible assets	(32,740)	(32,153)	(12,978)	(13,010)	(13,043)
Tangible equity (M)	$ 129,908	$ 127,787	$ 144,648	$ 141,289	$ 141,792

Shares outstanding (N)	12,687	12,685	12,673	12,665	12,663

Book value per common share (GAAP) (L)/(N)	$ 12.82	$ 12.61	$ 12.44	$ 12.18	$ 12.23
Tangible book value per common share (Non-GAAP) (M)/(N)	$ 10.24	$ 10.07	$ 11.41	$ 11.16	$ 11.20

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (O)	$ 162,648	$ 159,940	$ 157,626	$ 154,299	$ 154,835
Less: Goodwill and other intangible assets	(32,740)	(32,153)	(12,978)	(13,010)	(13,043)
Tangible equity (P)	$ 129,908	$ 127,787	$ 144,648	$ 141,289	$ 141,792

Assets (Q)	$ 1,376,127	$ 1,362,798	$ 1,166,896	$ 1,160,271	$ 1,157,866
Less: Goodwill and other intangible assets	(32,740)	(32,153)	(12,978)	(13,010)	(13,043)
Tangible assets (R)	$ 1,343,387	$ 1,330,645	$ 1,153,918	$ 1,147,261	$ 1,144,823

Period-end equity/assets (GAAP) (O)/(Q)	11.82%	11.74%	13.51%	13.30%	13.37%
Period-end tangible equity/tangible assets (Non-GAAP) (P)/(R)	9.67%	9.60%	12.54%	12.32%	12.39%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Senior Vice President and Chief Financial Officer, 410-763-7800